UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2023

GROM SOCIAL ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Florida	001-40409	46-5542401
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2060 NW Boca Raton Blvd., Suite #6

Boca Raton, Florida 33431

(Address of principal executive offices)

Registrant’s telephone number, including area code: (561) 287-5776

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.001	GROM	The Nasdaq Capital Market
Warrants to purchase shares of Common Stock, par value $0.001 per share	GROMW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On March 27, 2023, Grom Social Enterprises, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”) virtually, via live webcast.

As of the close of business on February 14, 2023, the record date for the Special Meeting (the “Record Date”), there were 5,744,409 shares of the Company’s common stock, par value $0.001 (the “Common Stock”), each of which is entitled to one vote per share with an aggregate of 5,744,409 votes, and 9,281,809 shares of the Company’s Series C Preferred Stock (the “Series C Stock”), each of which is entitled to 1.5625 votes per share with an aggregate of 14,502,826 votes, constituting all of the outstanding voting securities of the Company.

At the Special Meeting, the holders of 889,997 shares of the Common Stock representing 889,997 votes and holders of 9,281,809 shares of the Series C Stock representing 14,502,826 votes were represented in person or by proxy at the Special Meeting, constituting a quorum. The matters that were voted upon at the Special Meeting, and the number of votes cast for or against/withheld, as well as the number of abstentions and broker non-votes, as to such matters, where applicable, are set forth below.

1. The proposal to approve a private investment in public equity financing (the “PIPE Offering”) pursuant to the terms of the Securities Purchase Agreement, dated January 25, 2023, as amended, which would result in the issuance of securities that will exceed 20% of our outstanding shares of common stock at a price less than the Minimum Price as defined by and in accordance with Nasdaq Listing Rule 5635(d) (the “Nasdaq Proposal”), was approved as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
15,013,268	358,636	20,919	0

2. The proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Nasdaq Proposal (the “Adjournment Proposal”) was approved as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
15,134,894	227,165	30,764	0

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROM SOCIAL ENTERPRISES, INC.

Date: March 29, 2023	By:	/s/ Darren Marks
Darren Marks Chief Executive Officer

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